UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2017

PILGRIM’S PRIDE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle, Greeley, CO	80634-9038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (970) 506-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed by Pilgrim’s Pride Corporation (the “Company”) on a Current Report on Form 8-K dated September 11, 2017, on September 8, 2017, Onix Investments UK Limited, a private limited company incorporated under the laws of England and Wales and wholly-owned subsidiary of the Company (“Onix”), acquired from JBS S.A., a sociedade anônima organized under the laws of the Federative Republic of Brazil, 100% of the issued and outstanding shares of common stock of Granite Holdings S.à r.l., a société à responsabilité limitée organized under the laws of the Grand Duchy of Luxembourg, the holding company that owns Moy Park Holdings (Europe) Ltd., a private company incorporated under the laws of Northern Ireland (“Moy Park”), owner of the companies that comprise “Moy Park’s” business based in the United Kingdom (the “Acquisition”), for an aggregate purchase price of £1.0 billion ($1.3 billion, based on an exchange rate of US$1.3099 per £1.00 on September 8, 2017), consisting of (on a cash-free, debt-free basis) £230.0 million ($301.3 million) in cash, a £562.5 million ($736.8 million) promissory note issued on September 8, 2017 by Onix, and guaranteed by the Company, to JBS S.A. and the assumption of certain debt of Moy Park and its subsidiaries, including Moy Park (Bondco) Plc’s £300.0 million aggregate principal amount of 6.25% Senior Notes due 2021 issued by Moy Park (Bondco) Plc, a public limited company incorporated under the laws of Northern Ireland (“Bondco”) and guaranteed by Moy Park and certain of its subsidiaries (the “Moy Park Notes”).

As a result of the Acquisition, on October 4, 2017, Bondco initiated an offer to purchase for cash any and all of the outstanding Moy Park Notes, upon the terms and subject to the conditions set forth in the offer to purchase (the “Offer to Purchase”) distributed to holders of the Moy Park Notes on October 4, 2017 (the “Offer”). The Offer was made by Bondco on behalf of itself and Moy Park, a guarantor under the Moy Park Notes to comply with the indenture, dated as of May 29, 2014 (as amended, the “Indenture”), among Bondco, the guarantors party thereto, The Bank of New York Mellon, as trustee, registrar, transfer agent and New York paying agent, The Bank of New York Mellon, London Branch, as principal paying agent, and The Bank of New York Mellon SA/NV, Dublin Branch, as Irish paying agent, under which the Moy Park Notes were issued.

Under the terms of the Indenture, not later than 30 days following any Change of Control (as defined in the Indenture), Bondco is required to make an offer to repurchase all outstanding Moy Park Notes at a purchase price in pounds sterling equal to 101% of the principal amount of each Moy Park Note repurchased plus accrued and unpaid interest and Additional Amounts (as defined in the Indenture), if any, thereon, to, but not including, the Settlement Date (as defined below). Since the consummation of the Acquisition constituted a Change of Control (as defined in the Indenture), in accordance with Section 4.09(2) of the Indenture, Bondco made the Offer on behalf of itself and Moy Park.

The total consideration (the “Consideration”) for each £1,000 principal amount of Moy Park Notes validly tendered (and not validly withdrawn) prior to 2:00 p.m., London time, on Thursday, November 2, 2017 (unless extended or earlier terminated by Bondco in its sole discretion, the “Expiration Date”) will be a price of 101% of the principal amount of such Moy Park Notes, plus accrued and unpaid interest and Additional Amounts (as defined in the Indenture), if any, on that principal amount to, but not including, the Settlement Date, subject to the terms and conditions set forth in the Offer to Purchase. No tenders will be valid if submitted after the Expiration Date.

Moy Park Notes purchased pursuant to the Offer are expected to be paid for within three business days (determined in accordance with the Indenture) following the Expiration Date or as promptly as practicable thereafter (the “Settlement Date”). Unless Bondco defaults in the payment of the Consideration, all Moy Park Notes accepted for payment pursuant to the terms and subject to the conditions set forth in the Offer to Purchase will cease to accrue interest after the Settlement Date. Any Moy Park Notes not tendered will continue to accrue interest.

Forward Looking Statements / Additional Information

This communication contain words, such as “believe,” “intend,” “estimate,” “expect,” “could,” “may,” “will,” “plan,” “target,” “project,” “potential,” “predict,” “forecast,” “guideline,” “should,” “anticipate” and similar expressions, that identify forward-looking statements reflecting the Company’s views about future events and financial performance. Words such as “believe,” “could,” “may,” “will,” “anticipate,” “plan,” “expect,” “intend,” “target,” “estimate,” “project,” “potential,” “predict,” “forecast,” “guideline,” “should” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying these statements. Statements that are not historical facts, including statements about the Company’s strategy, plans, objectives, assumptions, prospects, beliefs and expectations, are forward-looking statements. Forward-looking statements are not guarantees of future performance and involve inherent risks and uncertainties. These forward-looking statements are based on current plans, estimates and projections, and therefore you should not place undue reliance on them. Although the Company believes the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Actual results could differ materially and adversely from those expressed or implied by the forward-looking statements as a result of various factors that may be beyond the Company’s control, including but not limited to those described in the Offer to Purchase. These statements speak only as of their dates, and the Company does not undertake any obligation to update or revise any of them as a result of new information, future events or otherwise.

This communication is neither an offer to purchase nor a solicitation of an offer to sell or buy the Moy Park Notes. Any offer to purchase the Moy Park Notes will be made solely on the terms and subject to the conditions set forth in the Offer to Purchase directed to holders of the Moy Park Notes.

Item 7.01	Regulation FD Disclosure.

On October 4, 2017, Bondco issued a press release announcing the launch of the Offer. The Company is furnishing herewith, and incorporating by reference herein, as Exhibit 99.1 attached hereto, a copy of the press release.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Exhibit 99.1 contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Moy Park (Bondco) Plc, dated October 4, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 4, 2017	Pilgrim’s Pride Corporation

	By:	/s/ Fabio Sandri
		Name:	Fabio Sandri
		Title:	Chief Financial Officer